All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                                                                                                           August 30, 2002

Final Structural and Collateral Term Sheet

$714,000,335 (approximate) of Senior Certificates

GSR Mortgage Loan Trust 2002-8F

GS Mortgage Securities Corp., Depositor

Mortgage Pass-Through Certificates, Series 2002-8F

Features of the Transaction	Key Terms

•

Offering consists of 3 tracks of senior securities totaling $714,000,335 expected to be rated triple-A by S&P and Fitch.  The 3 tracks of seniors are expected to be approximately:

$200,927,000 Group 1

$41,148,800 Group 2

$469,728,000 Group 3

•

The overall expected amount of credit support for the senior certificates is 2.25% on the securities in the form of subordination with a shifting interest structure and a five year prepayment lockout.

•

Collateral consists primarily of conventional fixed rate 30 year mortgage loans secured by first liens on one to four family residential properties, serviced by Bank of America, NA (59%) or JPMorgan Chase (41%), respective to originator.

•

The amount of senior certificates is approximate and may vary by up to 5%.

•

The coupon of the Group 1 and Group 2 Securities will be 6.5%.  The Group 3 Securities will be ratio stripped into 6.5% and 7.0% coupon tracks.

Issuer: GSR Mortgage Loan Trust 2002-8F

Underwriter: Goldman, Sachs & Co

Originators: Bank of America, NA and JPMorgan Chase

Servicers: Bank of America, NA and JPMorgan Chase

Trustee: Wachovia Corporation

Administrator: JPMorgan Chase Bank

Depositor: GS Mortgage Securities Corp.

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, to the extent of the servicing fee for such Distribution Date.

Legal Investment: The senior certificates are SMMEA eligible at settlement

Interest Accrual: Prior calendar month

Clean Up Call: 10% of the Cut-off Date principal balance of the Loans

ERISA Eligible: Underwriter’s exemption may apply to senior certificates, however prospective purchasers should consult their own counsel

Tax Treatment: REMIC; senior certificates are regular interests

Structure: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates.

Expected Subordination: 2.25%

Expected Rating Agencies: S&P and Fitch

Minimum Denomination: Senior certificates – $25,000

Delivery: Senior certificates – DTC

TIME TABLE

Expected Settlement:

        August 30, 2002

Cut-off Date:

          August 1, 2002

First Distribution Date:

   September 25, 2002

Distribution Date:

   25th of each month

Preliminary Collateral Information	Group 1 (approx)	Group 2 (approx)	Group 3 (approx)
			6.5%	7.0%
Total Outstanding Principal Balance:	$207,778,726	$42,095,981	$250,000,392	$230,560,649
Number of Mortgage Loans:	436	81	[1]937	[1]1019
Average Scheduled Principal Balance of the Mortgage Loans (000’s):	$477	$520	$457	$454
Weighted Average Annual Mortgage Interest Rate:	6.69%	7.01%	6.91%	7.15%
Expected Administrative Fees (Including Servicing and Trustee Fees):	0.2575%	0.2575%	0.2575%	0.2575%
Weighted Average Amortized Maturity:	340	358	334	335
Weighted Average Seasoning:	15	0	20	20
Weighted Average Original Loan-To-Value Ratio:	69%	65%	68%	68%
Owner Occupied:	99%	97%	98%	96%
[2]Expired Prepayment Penalty:	27%	0%	42%	28%
Single Family /Detached PUD’s:	78%	67%	75%	73%
FICO:	736	727	735	729
State Concentration > 10%:	CA 50%	CA 100%	CA 50%	CA 50%
	NY 15%		NY 10%	NY 11%

1 This number represents the number of mortgage loans contributing cash flows to the respective track.  The total number of mortgage loans is 1,058.

2 Currently no mortgage loans have active prepayment penalties.  This number represents the percentage of mortgage loans that had active prepayment penalties at origination.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

GSGSR8F - SUMMARY

DEAL SUMMARY REPORT

GSGSR8F

ASSUMPTION

COLLATERAL

SETTLEMENT

30-AUG-2002PREPAY

300

PSA

BALANCE

WAC

WAM

WAL

DUR

1ST PAY DATE

25-SEP-2002DEFAULT

    0

CDR

$751,630,536.30

6.936

337

4.858151

RECOVERY

    0

MONTHS

SEVERITY

0%

TRANCE NAME	RATING BALANCE	COUPON	PRINCIPAL WINDOW	AVG LIFE	YIELD	SPREAD BP	BENCH	PRICE %	$@ 1BP	ACCRUED INT(M)
2A1	40,640,000.00	6.5000	09/02 - 06/32	5.673198	0.000000	0	INTERP			0.00
2A2	508,800.00	6.5000	09/02 - 06/32	5.673198	0.000000	0	INTERP			0.00
AP	2,196,535.00	0.0000	09/02 - 07/32	5.068481	0.000000	0	INTERP			0.00
IA5	129,417,000.00	6.5000	09/02 - 12/30	4.767756	0.000000	0	INTERP			0.00
IA6	1,618,000.00	6.5000	09/02 - 12/30	4.767756	0.000000	0	INTERP			0.00
IAI	50,000,000.00	5.7500	09/02 - 05/17	4.324140	0.000000	0	INTERP			0.00
IA2	830,546.00	5.7500	05/17- 12/30	18.335321	0.000000	0	INTERP			0.00
IA3	19,061,454.00	2.5300	09/02 - 12/30	4.767756	0.000000	0	INTERP			0.00
IA4	19,061,454.00	5.9700	09/02 - 12/30	4.767756	0.000000	0	INTERP			0.00
3A1	241,335,000.00	6.5000	09/02 - 07/32	4.636676	0.000000	0	INTERP			0.00
3A2	3,020,000.00	6.5000	09/02 - 07/32	4.636676	0.000000	0	INTERP			0.00
B1	7,304,000.00	6.5000	09/02 - 07/32	10.267274	0.000000	0	INTERP			0.00
B2	3,287,000.00	6.5000	09/02 - 07/32	10.267274	0.000000	0	INTERP			0.00
B3	2,557,000.00	6.5000	09/02 - 07/32	10.267274	0.000000	0	INTERP			0.00
B4	1,096,000.00	6.5000	09/02 - 07/32	10.267274	0.000000	0	INTERP			0.00
B5	1,095,000.00	6.5000	09/02 - 07/32	10.267274	0.000000	0	INTERP			0.00
B6	1,096,412.13	6.5000	09/02 - 07/32	10.267274	0.000000	0	INTERP			0.00
3AB1	222,586,200.00	6.5000	09/02 - 07/30	4.637534	0.000000	0	INTERP			0.00
3AB2	2,786,800.00	6.5000	09/02 -07/30	4.637534	0.000000	0	INTERP			0.00
AX	3,459,354.29	7.0000	09/02 - 06/32	5.148403	0.000000	0	INTERP			0.00
3AX	17,735,434.52	6.5000	09/02 - 07/30	4.750846	0.000000	0	INTERP			0.00

NETNET	DATED DATE	NOTES
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	25-AUG-02	FLT
0.000	25-AUG-02	INV_IO
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX
0.000	01-AUG-02	FIX

YIELD CURVE

SWAP

MAT   3MO   6MO   IYR   2YR   5YR  10YR  30YR  3MO   6MO   9MO   IYR   2YR   3YR   4YR   5YR   7YR   10YR   15YR   20YR   30YR

YLD 1.692 1.753 2.113 2.833 4.060 4.825 5.519 1.897 1.989 2.115 2.292 2.977000 3.593000 4.019000 4.338000 4.752000 5.105000 5.524000 5.713000 5.799000